UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: January 31, 2005

(Date of earliest event reported)

SBC COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas 78205

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2005, SBC Communications Inc., a Delaware corporation (“SBC”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with AT&T Corp., a New York corporation (“AT&T Corp.”) and Tau Merger Sub Corporation, a New York corporation and direct wholly-owned subsidiary of SBC (the “Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into AT&T Corp., with AT&T Corp. continuing as the surviving corporation and a wholly-owned subsidiary of SBC (the “Merger”).

The Merger Agreement

At the effective time and as a result of the Merger, each share of AT&T Corp. common stock, $1.00 par value, issued and outstanding immediately prior to the effective time of the Merger will be converted into and become exchangeable for 0.77942 shares of SBC common stock, $1.00 par value. In addition to the SBC shares to be issued in exchange for AT&T Corp. common stock, AT&T Corp. will declare and pay a special dividend of $1.30 per share to be declared following adoption of the Merger Agreement by shareholders of AT&T Corp. and to be paid no later than the effective time of the Merger.

Following the effective time of the Merger, David Dorman, Chairman, Chief Executive Officer and President of AT&T Corp., and two other members of the Board of Directors of AT&T Corp. to be mutually agreed between SBC and AT&T Corp. will become members of SBC’s Board of Directors, and Mr. Dorman also will become President of SBC.

SBC and AT&T Corp. have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to conduct their respective businesses in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and consummation of the Merger, (ii) not to engage in certain kinds of transactions during such period, (iii) subject to certain exceptions, to cause a shareholder meeting to be held by AT&T Corp. to consider approval of the Merger and the other transactions contemplated by the Merger Agreement and (iv) that, subject to certain exceptions, the AT&T Corp. Board of Directors will recommend adoption by its shareholders of the Merger Agreement. In addition, AT&T Corp. made certain additional customary covenants, including, among others, covenants not to: (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

Consummation of the Merger is subject to customary conditions, including (i) approval of the holders of AT&T Corp. common stock, (ii) absence of any law or order prohibiting the closing, (iii) approvals by the Federal Communications Commission, certain state regulatory commissions and the District of Columbia and regulatory authorities in certain countries and (iv) expiration or termination of the Hart-Scott-Rodino waiting period and certain other regulatory approvals. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) material compliance of the other party with its covenants and (iii) the delivery of customary opinions from counsel to SBC and counsel to AT&T Corp. that the Merger will qualify as a tax-free reorganization for federal income tax purposes.

The Merger Agreement contains certain termination rights for both SBC and AT&T Corp., and further provides that, upon termination of the Merger Agreement under specified circumstances, AT&T Corp. may be required to pay SBC a termination fee of $560,000,000, plus up to $40,000,000 in expenses.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

Item 8.01 Other Events

On January 30, 2005, SBC and AT&T Corp. issued a joint press release announcing the execution of the Merger Agreement.

The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In connection with the proposed transaction, SBC intends to file a registration statement, including a proxy statement of AT&T Corp., and other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement and other materials when they are available because they contain important information. Investors will be able to obtain free copies of the registration statement and proxy statement, when they become available, as well as other filings containing information about SBC and AT&T Corp., without charge, at the SEC’s Internet site (http://www.sec.gov). These documents may also be obtained for free from SBC by directing a request to SBC Communications Inc., Stockholder Services, 175 E. Houston, San Antonio, Texas 78258. Free copies of AT&T Corp.’s filings may be obtained by directing a request to AT&T Corp., Investor Relations, One AT&T Way, Bedminster, New Jersey 07921.

SBC, AT&T Corp. and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from AT&T shareholders in respect of the proposed transaction. Information regarding SBC’s directors and executive officers is available in SBC’s proxy statement for its 2004 annual meeting of stockholders, dated March 11, 2004, and information regarding AT&T Corp.’s directors and executive officers is available in AT&T

Corp.’s proxy statement for its 2004 annual meeting of shareholders, dated March 25, 2004. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this document contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving SBC and AT&T Corporation, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SBC’s and AT&T’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of AT&T shareholders to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues. Additional factors that may affect future results are contained in SBC’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s Web site http://www.sec.gov. SBC disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 30, 2005, among SBC Communications Inc., AT&T Corp., and Tau Merger Sub Corporation (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Press release issued jointly by SBC Communications Inc. and AT&T Corp., dated January 30, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC COMMUNICATIONS INC.

Date: January 31, 2005	By:	/s/ John J. Stephens
John J. Stephens
Vice President and Controller

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of January 30, 2005, among SBC Communications Inc., AT&T Corp., and Tau Merger Sub Corporation (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K)

99.1	Press release issued jointly by SBC Communications Inc. and AT&T Corp., dated of January 30, 2005.